--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               U.S. Treasury Funds
--------------------------------------------------------------------------------
                                November 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
U.S. Treasury Funds

     * Interest rates rose during the past six months, depressing bond fund prices; money fund yields, however, benefited.
     * The U.S. Treasury Money Fund posted a solid six-month return that slightly exceeded its benchmark.
     * Rising interest rates weighted down results for the U.S. Treasury Intermediate and the U.S. Treasury Long-Term Funds, which lagged their peer averages for the six months.
     * Both U.S. Treasury Intermediate and U.S. Treasury Long-Term were aided by holdings in mortgages and Treasury inflation-protected securities.
     * Real interest rates are attractive given our outlook for restrained inflation.

UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------

     The U.S. economy continued its remarkable run of strong, steady growth during the six months ended November 30, 1999, and signs of inflation were modest. Nonetheless, the Federal Reserve raised the federal funds target rate three times, and interest rates overall rose significantly. The rising rate environment had a modestly positive effect on money market funds but was challenging to longer-term Treasury funds.

MARKET ENVIRONMENT
------------------

     There was little doubt during either the past six or 12 months that the U.S. economy was on solid footing. Annual GDP data have painted an attractive picture, with growth rates fluctuating between 3.5% and 4.5% for nearly four years now. During the past spring and summer, however, economic data hinted at an increase in inflationary pressure. That, combined with an improving outlook overseas, prompted the Fed to raise the federal funds target rate in June, August, and November by a total of 75 basis points (100 basis points equal one percent). The target rate now stands at 5.5% N the same as August 1998, just before the Fed cut rates three-quarters of a percent to alleviate a short-lived global financial crisis.

             *****************************************

               [Line Chart showing  interest rates
               for 30-Year Treasury Bonds,  5-Year
               Treasury Notes, and 90-Day Treasury
               Bills 11/30/98 through 11/30/99.]

             *****************************************

     There were some signs of higher prices, and at times the bond market appeared concerned about the possibility of inflation. However, the extent to which real inflation has been held in check is remarkable.

     Both the closely watched employment cost index and the wage component of the GDP report have shown only modest increases. Clearly technology and increased globalization have played significant roles in containing costs, reducing pricing power, and improving productivity and efficiency. These trends, combined with the Fed's sound monetary policy, are very positive for bonds in the long term.

     The market largely anticipated the Fed's actions, pushing rates sharply higher throughout the year, especially on intermediate-term bonds. For example, 30-year Treasury bond yields climbed 101 basis points to 6.22% on November 30 from one year earlier, while five-year Treasury note yields rose 141 basis points to 6.03%. Money market rates also rose: 90-day Treasury yields climbed 70 basis points to 5.28%. The environment proved to be very difficult for the bond market, and especially for Treasuries, whose price performance is closely, and inversely, related to the direction of interest rates.

     Another important trend of the past half year was a decline in liquidity among non-Treasury and agency bonds. This occurred because Wall Street broker-dealers cut back their bond market activities in advance of year-end by reducing inventories and committing less capital to market-making (that is, buying and selling existing issues for clients). Reduced liquidity exaggerated volatility in the overall bond markets. However, Treasuries were bolstered early in the fall, as investors sought safe issues to hold over year-end.

U.S. TREASURY MONEY FUND
------------------------
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 11/30/99        6 Months   12 Months
    ----------------------        --------   ---------
    U.S. Treasury Money Fund        2.15%      4.26%

    Lipper U.S. Treasury
    Money Market Funds Average      2.13       4.19

     Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.

--------------------------------------------------------------------------------

     Your fund posted 6- and 12-month returns of 2.15% and 4.26%, respectively. These results modestly exceeded the 2.13% and 4.19% gains for the Lipper U.S. Treasury Money Market Funds Average. The uptick in interest rates during the past six months helped stabilize yields in our market after a long period of decline. The fund's six-month dividend per share was flat after falling earlier in the year, contributing to an improved seven-day compound dividend yield.

     Rising interest rates during the period prompted a modest shift in our investment strategy. Earlier in the fiscal year, rates had been relatively low and the fund's yield had been slipping as a result. As we noted in the last shareholder report, our strategy early in the year was to capture the higher yields at the longer end of the money market universe by maintaining an average maturity about 10 days longer than our average peer. With rates rising, however, we reduced the portfolio's weighted average maturity after late spring. For much of the six months, the fund was about 10 days shorter than its average peer. At the period's end, maturity stood at 69 days, down from 75 days on May 31, 1999. In recent weeks, we have taken advantage of the attractive yields on some slightly longer securities in our market, but we will likely wait until interest rates seem more stable before aggressively extending average maturity again. To achieve the 69-day average, the fund has kept about 50% of its assets in very short Treasury bills and about 50% in slightly longer Treasury coupons that mature in less than one year. Beyond interest rates, supply and demand were major considerations. The budget surplus continued to reduce the supply of securities in our market, while demand remained largely unchanged. Indeed, with the periodic "flights to quality" that sometimes occur, demand can spike, causing sharply lower yields. The Treasury is looking for ways to ease the effects of weak supply, but we expect the trend will have a dampening effect on fund yield in the coming year.

U.S. TREASURY INTERMEDIATE FUND
-------------------------------
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 11/30/99        6 Months   12 Months
    ----------------------        --------   ---------
    U.S. Treasury
    Intermediate Fund               0.30%      -2.11%

    Lipper Average of Intermediate
    U.S. Treasury Funds             0.54       -1.31

    Salomon Smith Barney
    1-7 Year Treasury Index         1.69        1.88

--------------------------------------------------------------------------------

     Your fund finished the six-month period with a 0.30% gain, somewhat behind the 0.54% advance of the Lipper peer group average. For the 12 months, the fund's -2.11% showing also trailed the Lipper average. Fortunately, rising rates helped rebuild intermediate Treasury yields from a relatively low point one year ago, and dividends per share for the past six months rose by a penny.

     In this report, we are also presenting the results of the Salomon Smith Barney 1-7 Year Treasury Index for comparison. This index will often have a somewhat shorter average maturity than the fund, and during the past year certainly did. Shorter maturity holdings typically hold up better than longer ones when rates rise; this is why the index's showing considerably outpaced the fund's. Interest rate sensitivity also explains why the fund underperformed the Lipper average, although by a much smaller margin.

     To mitigate this effect, we trimmed the fund's duration during the past year. (Duration is a measure of price sensitivity to changes in interest rates where higher numbers mean potential for greater price fluctuation.) Duration fell to 4.6 years on November 30 from 5.3 years one year earlier. Although this defensive move did not occur quickly enough to benefit our relative performance, it significantly cushioned the share price in a negative environment. The fund's net asset value slipped only 12 cents from May 31, a relatively modest decline considering the significant increase in rates in the market.

     We feel that duration, at 4.6 years, is modestly short, and we expect to position the portfolio somewhat longer when interest rates appear more stable. We continue to believe that maintaining a slightly longer duration than the average intermediate Treasury fund will produce the best performance in the long run. Because longer maturities generally have higher yields, the fund should outperform its shorter peers in stable or declining interest rate environments.

     During the period, we purchased both mortgages and Treasury inflation-protected securities (TIPS) as they provided return and yield enhancement without sacrificing credit quality. We maintained our mortgage position near the maximum allowed allocation of 15%. As mortgages outperformed Treasuries in both the six-month and one-year time frames, this strategy provided a buffer against losses in the last half year. We will continue to seek appropriate exposure to the mortgage sector, which has consistently provided additional income to the fund.

     We increased the portfolio's holdings in TIPS. These securities offer a hedge against inflation since their principal value is adjusted monthly to reflect changes in the consumer price index. TIPS increase diversification and offset negative returns when interest rates rise. In recent months, they have offered attractive yields and have performed very well versus traditional Treasuries year-to-date.

U.S. TREASURY LONG-TERM FUND
----------------------------
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 11/30/99        6 Months   12 Months
    ----------------------        --------   ---------
    U.S. Treasury
    Long-Term Fund                 -1.97%      -7.49%

    Lipper Average of General
    U.S. Treasury Funds            -0.99       -5.29

    Salomon Smith Barney
    Treasury Index                  0.40       -1.63

--------------------------------------------------------------------------------

     The rising interest rate environment of the past year was especially difficult for your fund. As shown in the accompanying Performance Comparison table, its -1.97% six-month and -7.49% 12-month results underperformed the Lipper Average of General U.S. Treasury Funds over both periods. The table now also includes the returns of the Salomon Smith Barney Treasury Index for comparison purposes; the fund trailed this benchmark as well. During the six-month period, the share price declined from $11.07 to $10.54, and dividend income of $0.31 per share did not offset that drop.

     As in the prior six-month period, interest rate exposure explains the lion's share of fund performance. In general, our fundamental investment approach is to maintain a long portfolio duration, because longer bonds typically carry the highest yields in our market and therefore offer the best long-term total return potential (see U.S. Treasury Intermediate for an explanation of duration). Our viewpoint has been validated over time. For the five and 10 years ended November 30, the fund notched average annual returns of 8.80% and 7.72%, compared with returns of 7.82% and 7.53% for the Lipper benchmark over the same time periods.

     However, we recognize that long bonds are sensitive to interest rate changes, and rising rates will lead to periods of short-term weakness. In an effort to moderate this impact, we trimmed the fund's weighted average effective duration throughout the year, to 10.2 years on November 30 from 11.7 years 12 months earlier. Although our efforts brought us closer to a neutral rate posture relative to our peer group, the current duration still leaves the fund with a very high sensitivity to movements in interest rates. We attempted to control overall portfolio volatility through careful issue selection. Over the past six months, we added significantly to our stake in intermediate-term securities. So, for example, we increased allocations to bonds with maturities in the five-to-seven, seven-to-10, and 10-to-20 year ranges, while reducing holdings in 20-to-30 year and three-to-five year bonds. We "bulleted" the portfolio in this way because the intermediate segment of the bond market was hit especially hard by rising rates this past year and, as a result, is now attractively priced. This strategy modestly reduced the fund's income stream in the short term, but when the rate environment stabilizes, we expect these holdings to bounce back and provide solid total return.

     The fund also maintained a 13% stake in GNMAs, near its 15% maximum. This benefited performance, as mortgages were among the top-performing fixed income categories over the last six months. We purchased some premium coupon bonds to hedge against rising rates and enhance income. Finally, we took advantage of opportunities to use Treasury inflation-protected securities (TIPS) as a hedge against a possible rise in inflation. Inflation concerns have made TIPS popular; they were a leading segment over the last six months. (See also the discussion of TIPS in the U.S. Treasury Intermediate Fund section.)

OUTLOOK
-------

     We expect the year 2000 to be more favorable for bond investors. Neither inflation nor long-term interest rates are likely to rise significantly from current levels, though another Fed rate hike is possible in the first quarter of 2000. Economic growth should moderate eventually, to an annual rate of 3.5% or slightly lower. U.S. consumer demand will likely slow, since mortgage refinancing (a source of spendable cash) has dried up and because the recent rise in oil prices will act like a tax increase on consumers. Given the Fed's proactive stance and the positive influence of technological advancements, including the Internet, we expect inflation to remain at 3% or lower. In the short-term area of our market, we will need to carefully monitor supply and demand trends, as these could heavily affect yields. However, we think intermediate and longer bonds are well positioned to deliver results more in line with their long-term averages in the year ahead.

Respectfully submitted,

/s/

William T. Reynolds
President
December 21, 1999

================================================================================

T. ROWE PRICE U.S. TREASURY FUNDS
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                     5/31/99       11/30/99
                                                     -------       --------
  U.S. TREASURY MONEY FUND
  ------------------------
  Price Per Share                                    $   1.00       $   1.00
-----------------------------------------------------------------------------
  Dividends Per Share

      For 6 months                                       0.021          0.021
-----------------------------------------------------------------------------
      For 12 months                                      0.044          0.042
-----------------------------------------------------------------------------
  Dividend Yield (7-Day Compound) *                      4.13%          4.57%
-----------------------------------------------------------------------------
  Weighted Average Maturity (days)                      75             69
-----------------------------------------------------------------------------
  Weighted Average Quality **                        First Tier    First Tier
-----------------------------------------------------------------------------

  U.S. TREASURY INTERMEDIATE FUND
  -------------------------------
  Price Per Share                                    $   5.19       $   5.07
-----------------------------------------------------------------------------
  Dividends Per Share
      For 6 months                                       0.13           0.14
-----------------------------------------------------------------------------
      For 12 months                                      0.27           0.27
-----------------------------------------------------------------------------
  Dividend Yield *
-----------------------------------------------------------------------------
      For 6 months                                       5.14%          5.37%
-----------------------------------------------------------------------------
      For 12 months                                      5.35           5.38
-----------------------------------------------------------------------------
  30-Day Standardized Yield                              5.10           6.10
-----------------------------------------------------------------------------
  Weighted Average Maturity (years)                      6.3            6.1
-----------------------------------------------------------------------------
  Weighted Average Effective Duration (years)            4.9            4.6
-----------------------------------------------------------------------------
  Weighted Average Quality ***                           AAA            AAA

  U.S. TREASURY LONG-TERM FUND
  ----------------------------
  Price Per Share                                    $  11.07       $  10.54
-----------------------------------------------------------------------------
  Dividends Per Share
      For 6 months                                       0.31           0.31
-----------------------------------------------------------------------------
      For 12 months                                      0.62           0.62
-----------------------------------------------------------------------------
  Dividend Yield *
-----------------------------------------------------------------------------
      For 6 months                                       5.68%          5.99%
-----------------------------------------------------------------------------
      For 12 months                                      5.74           6.06
-----------------------------------------------------------------------------
  30-Day Standardized Yield                              5.48           6.06
-----------------------------------------------------------------------------
  Weighted Average Maturity (years)                     17.6           17.2
-----------------------------------------------------------------------------
  Weighted Average Effective Duration (years)           10.6           10.2
-----------------------------------------------------------------------------
  Weighted Average Quality ***                           AAA            AAA
-----------------------------------------------------------------------------

     * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
     ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
     ***  Based on T. Rowe Price research.

     Note: Investments in the U.S. Treasury funds are not insured or guaranteed by the U.S. government.

================================================================================

T. ROWE PRICE U.S. TREASURY FUNDS
---------------------------------

PERFORMANCE COMPARISON
----------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     [SEC Charts for U.S. Treasury Money Fund; U.S. Treasury Intermediate Fund and U.S. Treasury Long-term Fund are shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/99            1 Year      3 Years       5 Years    10 Years
----------------------            ------      -------       -------    --------

U.S. Treasury Money Fund            4.26%       4.64%        4.79%       4.62%

U.S. Treasury Intermediate Fund    -2.11        4.83         6.66        6.85

U.S. Treasury Long-Term Fund       -7.49        5.34         8.80        7.72


     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

================================================================================

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                       6 Months     Year
                          Ended    Ended
                       11/30/99  5/31/99  5/31/98  5/31/97  5/31/96   5/31/95
                       --------  -------  -------  -------  -------   -------
NET ASSET VALUE

Beginning of period     $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000   $ 1.000
Investment activities
  Net investment income   0.021    0.044    0.048    0.046    0.050     0.045
Distributions
  Net investment income  (0.021)  (0.044)  (0.048)  (0.046)  (0.050)   (0.045)
------------------------------------------------------------------------------
NET ASSET VALUE

End of period           $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000   $ 1.000

Ratios/Supplemental Data

Total return*             2.15%    4.46%    4.91%    4.74%    5.08%     4.58%
------------------------------------------------------------------------------
Ratio of total expenses
to average net assets     0.48%+   0.51%    0.51%    0.56%    0.53%     0.56%
------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                4.26%+   4.37%    4.82%    4.65%    4.93%     4.51%
------------------------------------------------------------------------------
Net assets, end of
period(in thousands)    $914,713 $889,945 $846,586 $821,075 $760,010  $719,215
------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an iestment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
---------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                        6 Months     Year
                           Ended    Ended
                        11/30/99  5/31/99  5/31/98   5/31/97  5/31/96  5/31/95
NET ASSET VALUE
Beginning of period     $ 5.19   $  5.30  $  5.12  $  5.11  $  5.25  $   5.11
------------------------------------------------------------------------------
Investment activities
  Net investment income   0.14      0.27     0.30     0.31     0.33      0.31
  Net realized and
  unrealized gain (loss) (0.12)    (0.04)    0.18     0.01    (0.14)     0.14
------------------------------------------------------------------------------
  Total from
  investment activities   0.02      0.23     0.48     0.32     0.19      0.45
------------------------------------------------------------------------------
Distributions
  Net investment income  (0.14)    (0.27)   (0.30)   (0.31)   (0.33)    (0.31)
  Net realized gain        --      (0.07)      --       --       --        --
------------------------------------------------------------------------------
  Total distributions    (0.14)    (0.34)   (0.30)   (0.31)   (0.33)    (0.31)

NET ASSET VALUE

End of period           $ 5.07   $  5.19  $  5.30  $  5.12  $  5.11  $   5.25

Ratios/Supplemental Data

Total return*             0.30%     4.28%    9.58%    6.48%    3.52%     9.29%
------------------------------------------------------------------------------
Ratio of total expenses
to average net assets     0.64%+    0.62%    0.61%    0.64%    0.65%     0.69%
------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                5.29%+    5.02%    5.72%    6.11%    6.14%     6.19%
------------------------------------------------------------------------------
Portfolio turnover rate  38.5%+     61.2%    112.8%   57.9%    40.7%     81.1%
------------------------------------------------------------------------------
Net assets, end of
period(in thousands)    $253,142 $255,987 $203,027 $180,609 $174,176 $172,666
------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                         6 Months     Year
                            Ended    Ended
                         11/30/99  5/31/99  5/31/98  5/31/97  5/31/96  5/31/95
                         --------  -------  -------  -------  -------  -------
NET ASSET VALUE
---------------
Beginning of period     $  11.07  $ 11.39  $ 10.17  $ 10.02  $ 10.54  $  9.81
--------------------------------------------------------------------------------
Investment activities
  Net investment income     0.31     0.62     0.63     0.63     0.65*    0.68*
  Net realized and
  unrealized gain (loss)   (0.53)   (0.25)    1.22     0.15    (0.52)    0.73
--------------------------------------------------------------------------------
  Total from
  investment activities    (0.22)    0.37     1.85     0.78     0.13     1.41
--------------------------------------------------------------------------------
Distributions
  Net investment income    (0.31)   (0.62)   (0.63)   (0.63)   (0.65)   (0.68)
  Net realized gain           --    (0.07)      --       --       --       --
--------------------------------------------------------------------------------
  Total distributions      (0.31)   (0.69)   (0.63)   (0.63)   (0.65)   (0.68)

NET ASSET VALUE

End of period           $  10.54  $ 11.07  $ 11.39  $ 10.17  $ 10.02  $ 10.54

Ratios/Supplemental Data

Total return**            (1.97)%    3.06%   18.58%   7.97%    1.02%*   15.24%*
-------------------------------------------------------------------------------
Ratio of total expenses
to average net assets      0.64%+    0.66%    0.67%    0.80%    0.80%*   0.80%*
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                 5.83%+    5.30%    5.71%    6.22%    6.05%*   7.05%*
-------------------------------------------------------------------------------
Portfolio turnover rate    8.8%+     74.1%    80.8%    67.6%    60.1%    99.3%
-------------------------------------------------------------------------------
Net assets, end of
period(in thousands)    $336,862  $333,535 $275,850 $71,263  $70,326  $65,284
--------------------------------------------------------------------------------

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized
     * Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/99.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------
Unaudited                                                     November 30, 1999

STATEMENT OF NET ASSETS
-----------------------
                                               Par           Value
                                                    In thousands


U.S. TREASURY OBLIGATIONS  98.8%
U.S. Treasury Bills
      4.45%, 12/16/99                    $      5,000    $     4,991
---------------------------------------------------------------------
      4.46%, 12/2/99                           20,000         19,998
---------------------------------------------------------------------
      4.52%, 12/9/99                           26,477         26,450
---------------------------------------------------------------------
      4.53%, 12/16/99                          19,938         19,900
---------------------------------------------------------------------
      4.55%, 12/2/99                           15,000         14,998
---------------------------------------------------------------------
      4.575%, 12/9/99                           2,833          2,830
---------------------------------------------------------------------
      4.58%, 12/9/99                            4,402          4,398
---------------------------------------------------------------------
      4.585%, 12/9/99                          30,000         29,969
---------------------------------------------------------------------
      4.59%, 12/9/99 - 1/6/00                  10,382         10,336
---------------------------------------------------------------------
      4.63%, 12/30/99                          50,000         49,814
---------------------------------------------------------------------
      4.67%, 12/9/99 - 2/10/00                 47,088         46,886
---------------------------------------------------------------------
      4.68%, 12/23/99                          15,000         14,957
---------------------------------------------------------------------
      4.72%, 12/30/99                          15,000         14,943
---------------------------------------------------------------------
      4.78%, 12/30/99                          10,000          9,962
---------------------------------------------------------------------
      4.80%, 2/10/00                              610            604
---------------------------------------------------------------------
      4.805%, 12/2/99                          15,000         14,998
---------------------------------------------------------------------
      4.845%, 12/23/99                         10,000          9,970
---------------------------------------------------------------------
      4.88%, 2/24/00                              555            549
---------------------------------------------------------------------
      4.90%, 2/10/00                            2,457          2,433
---------------------------------------------------------------------
      4.935%, 2/24/00                          10,350         10,229

---------------------------------------------------------------------
      5.025%, 2/10/00                           2,353          2,330
---------------------------------------------------------------------
      5.035%, 2/10/00                          25,000         24,752
---------------------------------------------------------------------
      5.08%, 2/10/00                           11,333         11,219
---------------------------------------------------------------------
      5.165%, 2/24/00                          40,000         39,512
---------------------------------------------------------------------
      5.19%, 1/20/00                           50,000         49,640
---------------------------------------------------------------------
      5.20%, 1/20/00                           25,000         24,819
---------------------------------------------------------------------
      5.21%, 1/20/00                           17,010         16,887
---------------------------------------------------------------------
U.S. Treasury Notes

      5.375%, 1/31/00                          90,000         90,043
---------------------------------------------------------------------
      5.50%, 3/31 - 5/31/00                   140,000        140,060
---------------------------------------------------------------------
      5.875%, 2/15/00                          90,000         90,129
---------------------------------------------------------------------
      6.125%, 7/31/00                          10,000         10,047
---------------------------------------------------------------------
      6.25%, 8/31/00                           10,000         10,051
---------------------------------------------------------------------
      7.125%, 2/29/00                          75,000         75,343
---------------------------------------------------------------------
      7.75%, 12/31/99                          10,000         10,017
---------------------------------------------------------------------
Total U.S. Treasury Obligations
     (Cost  $904,064)                                        904,064
---------------------------------------------------------------------

Total Investments in Securities
98.8% of Net Assets (Cost $904,064)                       $  904,064

Other Assets Less Liabilities                                 10,649

NET ASSETS                                                $  914,713

Net Assets Consist of:

Accumulated net investment income - net of distributions  $       81

Accumulated net realized gain/loss - net of distributions        218

Paid-in-capital applicable to 914,492,987 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                914,414

NET ASSETS                                                $  914,713

NET ASSET VALUE PER SHARE                                 $     1.00

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
---------------------------------------------
Unaudited                                                     November 30, 1999

STATEMENT OF NET ASSETS
-----------------------
                                           Par/Shares          Value
                                                   In thousands

U.S. GOVERNMENT OBLIGATIONS 82.7%

U.S. Treasury Obligations  82.7%

U.S. Treasury Bonds

      9.375%, 2/15/06                    $      5,150     $     5,956
-------------------------------------------------------------------------------
      11.625%, 11/15/04                         6,800           8,321
-------------------------------------------------------------------------------
      12.00%, 5/15/05                          19,300          24,300
-------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Notes

      3.375%, 1/15/07                          15,311          14,571
-------------------------------------------------------------------------------
      3.625%, 7/15/02                           4,853           4,819
-------------------------------------------------------------------------------
U.S. Treasury Notes

      Zero Coupon, 2/15/04                     15,000          11,579
-------------------------------------------------------------------------------
      Zero Coupon, 2/15/05                     25,200          18,197
-------------------------------------------------------------------------------
      Zero Coupon, 2/15/06                     25,000          16,907
-------------------------------------------------------------------------------
      Zero Coupon, 2/15/08                     10,000           5,904
-------------------------------------------------------------------------------
      6.00%, 8/15/09                            8,500           8,392
-------------------------------------------------------------------------------
      6.125%, 8/15/07                          24,200          23,937
-------------------------------------------------------------------------------
      6.50%, 5/15/05 - 10/15/06                40,410          40,898
-------------------------------------------------------------------------------
      7.00%, 7/15/06                            3,700           3,843
-------------------------------------------------------------------------------
      7.50%, 2/15/05                           20,500          21,634
-------------------------------------------------------------------------------
Total U.S. Government Obligations
      (Cost  $216,197)                                        209,258
-------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  13.4%
U.S. Government Guaranteed Obligations 13.4%
Government National Mortgage Assn.
   I
      6.00%, 12/15/08 - 3/15/11                   711             685
-------------------------------------------------------------------------------
      6.50%, 8/15/02 - 2/15/29                 21,058          20,068
-------------------------------------------------------------------------------
      7.00%, 7/15/16 - 6/15/28                  2,934           2,879
-------------------------------------------------------------------------------
      7.50%, 10/15/07 - 8/15/29                 2,976           2,995
-------------------------------------------------------------------------------
      8.00%, 2/15/08 - 10/15/25                 1,515           1,550
-------------------------------------------------------------------------------
      8.50%, 8/15/04 - 4/15/23                    835             862
-------------------------------------------------------------------------------
      9.00%, 5/15/01 - 11/15/25                   731             753
-------------------------------------------------------------------------------
      9.50%, 12/15/24 - 5/15/25                   557             595
-------------------------------------------------------------------------------
Government National Mortgage Assn.

   I
      10.00%, 8/15/19                    $         78     $        84
-------------------------------------------------------------------------------
      10.50%, 11/15/14                            160             176
-------------------------------------------------------------------------------
      11.00%, 12/15/09 - 12/15/19                 662             738
-------------------------------------------------------------------------------
      11.50%, 3/15/10 - 2/15/18                 1,198           1,349
-------------------------------------------------------------------------------
      12.50%, 10/15/13 - 3/15/15                  135             156
-------------------------------------------------------------------------------
   II
      9.00%, 10/20/16 - 2/20/27                    96             101
-------------------------------------------------------------------------------
      9.50%, 1/20 - 11/20/25                      125             134
-------------------------------------------------------------------------------
      10.50%, 1/20/16 - 6/20/19                   460             507
-------------------------------------------------------------------------------
   GPM, I, 11.00%, 9/15/10                         71              79
-------------------------------------------------------------------------------
   Midget, I

      9.50%, 9/15/00 - 12/15/05                   206             211
-------------------------------------------------------------------------------
      10.00%, 11/15/00 - 9/15/05                  117             123
-------------------------------------------------------------------------------
      10.50%, 1/15/01 - 9/15/04                    23              24
-------------------------------------------------------------------------------
      11.00%, 8/15/00                               5               5
-------------------------------------------------------------------------------
      11.50%, 3/15 - 7/15/00                        6               6
-------------------------------------------------------------------------------
   Midget, II, 11.50%, 2/20 - 3/20/00               0               0
-------------------------------------------------------------------------------
Total U.S. Government Mortgage-Backed
      Securities (Cost  $35,211)                               34,080
-------------------------------------------------------------------------------
Money Market Funds  3.2%
Government Reserve Investment Fund, 5.46% #     8,100           8,100

Total Money Market Funds (Cost $8,100)                          8,100
99.3% of Net Assets (Cost $259,508)                        $  251,438

Other Assets Less Liabilities                                   1,704

NET ASSETS                                                 $  253,142
Net Assets Consist of:

Accumulated net investment income - net of distributions   $     (917)

Accumulated net realized gain/loss - net of distributions         864

Net unrealized gain (loss)                                     (8,070)

Paid-in-capital applicable to 49,939,872 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                 261,265

NET ASSETS                                                 $  253,142

NET ASSET VALUE PER SHARE                                  $     5.07

   # Seven-day yield
 GPM Graduated Payment Mortgage


  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
------------------------------------------
Unaudited                                                    November 30, 1999

STATEMENT OF NET ASSETS
-----------------------
                                                      Par/Shares       Value
                                                             In thousands

U.S. GOVERNMENT OBLIGATIONS 84.7%

U.S. Treasury Obligations  84.7%
U.S. Treasury Bonds

      6.25%, 8/15/23                     $        42,000   $    40,593
-----------------------------------------------------------------------
      7.125%, 2/15/23                             22,700        24,205
-----------------------------------------------------------------------
      7.25%, 5/15/16                              34,450        36,638
-----------------------------------------------------------------------
      7.50%, 11/15/24                             14,500        16,199
-----------------------------------------------------------------------
      7.625%, 2/15/25                             16,775        19,028
-----------------------------------------------------------------------
      8.75%, 5/15/17                              37,000        45,010
-----------------------------------------------------------------------
      8.875%, 2/15/19                             36,150        44,886
-----------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Notes

      3.375%, 1/15/07                              6,093         5,798
-----------------------------------------------------------------------
      3.625%, 7/15/02                              2,883         2,862
-----------------------------------------------------------------------
U.S. Treasury Notes

      Zero Coupon, 5/15/16                        70,000        23,460
-----------------------------------------------------------------------
      Zero Coupon, 11/15/16                       70,000        22,713
-----------------------------------------------------------------------
      5.875%, 2/15/04                              4,000         3,968
-----------------------------------------------------------------------
Total U.S. Government Obligations
     (Cost  $297,750)                                          285,360
-----------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  13.2%
U.S. Government Guaranteed Obligations  13.2%
Government National Mortgage Assn.
   I
      6.50%, 8/15/28                               3,784         3,600
-----------------------------------------------------------------------
      7.00%, 8/15 - 9/15/25                        1,717         1,680
-----------------------------------------------------------------------
      7.50%, 8/15/27 - 8/15/29                     9,271         9,255
-----------------------------------------------------------------------
      8.00%, 2/15/04 - 1/15/29                     4,607         4,686
-----------------------------------------------------------------------
      8.50%, 12/15/05 - 2/15/27                    2,903         3,000
-----------------------------------------------------------------------
      9.00%, 11/15/04 - 8/15/25                    4,680         4,956
-----------------------------------------------------------------------
      9.50%, 8/15/09 - 12/15/17                    5,104         5,466
-----------------------------------------------------------------------
      10.00%, 12/15/17 - 7/15/22                     660           719
-----------------------------------------------------------------------
      10.50%, 5/15/13 - 7/15/19                      171           189
-----------------------------------------------------------------------
      11.50%, 10/15/10 - 8/15/15                      91           103
-----------------------------------------------------------------------

Government National Mortgage Assn.
   II
      7.00%, 11/20/23 - 1/20/24          $            30   $        30
-----------------------------------------------------------------------
      8.50%, 10/20/24                                344           356
-----------------------------------------------------------------------
   REMIC
      6.35%, 1/20/28                               5,000         4,461
-----------------------------------------------------------------------
      6.50%, 5/20/28                               4,533         4,137
-----------------------------------------------------------------------
      7.00%, 5/16/24                               2,000         1,937
-----------------------------------------------------------------------
      Interest Only, 8.00%, 6/16/23 **               441            53
-----------------------------------------------------------------------
Total U.S. Government Mortgage-Backed
     Securities (Cost  $46,152)                                 44,628
-----------------------------------------------------------------------

Money Market Funds  1.2%
Government Reserve Investment Fund, 5.46% #       3,873          3,873
-----------------------------------------------------------------------
Total Money Market Funds (Cost $3,873)                           3,873


99.1% of Net Assets (Cost $347,775)                         $  333,861

Other Assets Less Liabilities                                    3,001

NET ASSETS                                                  $  336,862

Net Assets Consist of:

Accumulated net investment income - net of distributions    $       12

Accumulated net realized gain/loss - net of distributions        3,448

Net unrealized gain (loss)                                     (13,914)

Paid-in-capital applicable to 31,965,502 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                     347,316

NET ASSETS                                                  $  336,862

NET ASSET VALUE PER SHARE                                   $    10.54


** For Interest Only securities, amount represents notional principal, on which the fund receives interest
#    Seven-day yield
REMIC Real Estate Mortgage Investment Conduit

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE U.S. TREASURY FUNDS
---------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
In thousands
                                          Money      Intermediate   Long-Term
                                           Fund           Fund         Fund

                                          6 Months     6 Months     6 Months
                                             Ended        Ended        Ended
                                          11/30/99     11/30/99     11/30/99
                                          --------     --------     --------
Investment Income
Interest income                         $   21,244   $    7,493   $   10,920
------------------------------------------------------------------------------
Expenses
  Investment management                      1,437          468          624
  Shareholder servicing                        592          232          361
  Custody and accounting                        56           56           53
  Prospectus and shareholder reports            47           17           13
  Registration                                   8           23           24
  Legal and audit                                7            7            7
  Directors                                      4            3            3
  Miscellaneous                                  3            2            3
------------------------------------------------------------------------------
  Total expenses                             2,154          808        1,088
  Expenses paid indirectly                     (18)           -            -
------------------------------------------------------------------------------
  Net expenses                               2,136          808        1,088
------------------------------------------------------------------------------
Net investment income                       19,108        6,685        9,832
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities          32       (2,097)        (671)
Change in net unrealized gain or loss
  on securities                                  -       (3,694)     (16,093)
------------------------------------------------------------------------------
Net realized and unrealized gain (loss)         32       (5,791)     (16,764)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                  $   19,140   $      894   $   (6,932)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------                                Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                          In thousands
                                                     6 Months           Year
                                                        Ended          Ended
                                                     11/30/99        5/31/99
                                                     --------        -------
Increase (Decrease) in Net Assets
Operations
 Net investment income                             $   19,108    $    39,311
 Net realized gain (loss)                                  32             24
------------------------------------------------------------------------------
 Increase (decrease) in net assets from operations     19,140         39,335
------------------------------------------------------------------------------
Distributions to shareholders
 Net investment income                                (19,108)       (39,311)
------------------------------------------------------------------------------
Capital share transactions *
 Shares sold                                        1,605,949      3,541,154
 Distributions reinvested                              18,337         37,444
 Shares redeemed                                   (1,599,550)    (3,535,263)
------------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                    24,736         43,335

Net Assets

Increase (decrease) during period                      24,768         43,359
Beginning of period                                   889,945        846,586

End of period                                      $  914,713    $   889,945

*Share information
 Shares sold                                        1,605,949      3,541,154
 Distributions reinvested                              18,337         37,444
 Shares redeemed                                   (1,599,550)    (3,535,263)
------------------------------------------------------------------------------
 Increase (decrease) in shares outstanding             24,736         43,335

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
---------------------------------------------                         Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                          In thousands
                                                     6 Months           Year
                                                        Ended          Ended
                                                     11/30/99        5/31/99
Increase (Decrease) in Net Assets
Operations
 Net investment income                             $    6,685    $    12,593
 Net realized gain (loss)                              (2,097)         4,087
 Change in net unrealized gain or loss                 (3,694)        (7,518)
-------------------------------------------------------------------------------
 Increase (decrease) in net assets from operations        894          9,162
-------------------------------------------------------------------------------
Distributions to shareholders
 Net investment income                                 (6,685)       (12,593)
 Net realized gain                                          -         (3,321)
-------------------------------------------------------------------------------
 Decrease in net assets from distributions             (6,685)       (15,914)
-------------------------------------------------------------------------------
Capital share transactions *
 Shares sold                                           41,542        159,141
 Distributions reinvested                               5,551         13,541
 Shares redeemed                                      (44,147)      (112,970)
-------------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                     2,946         59,712

Net Assets
Increase (decrease) during period                      (2,845)        52,960
Beginning of period                                   255,987        203,027

End of period                                      $  253,142    $   255,987

*Share information
 Shares sold                                            8,129         29,337
 Distributions reinvested                               1,087          2,501
 Shares redeemed                                       (8,631)       (20,762)
-------------------------------------------------------------------------------
 Increase (decrease) in shares outstanding                585         11,076

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
------------------------------------------                            Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                             In thousands

                                                     6 Months           Year
                                                        Ended          Ended
                                                     11/30/99        5/31/99
                                                     --------        -------
Increase (Decrease) in Net Assets
Operations
 Net investment income                             $    9,832    $    16,425
 Net realized gain (loss)                                (671)         5,011
 Change in net unrealized gain or loss                (16,093)       (13,040)
-------------------------------------------------------------------------------
 Increase (decrease) in net assets from operations     (6,932)         8,396
-------------------------------------------------------------------------------
Distributions to shareholders
 Net investment income                                 (9,832)       (16,425)
 Net realized gain                                          -         (1,812)
-------------------------------------------------------------------------------
 Decrease in net assets from distributions             (9,832)       (18,237)
-------------------------------------------------------------------------------
Capital share transactions *
 Shares sold                                           49,434        195,948
 Distributions reinvested                               9,401         17,337
 Shares redeemed                                      (38,744)      (145,759)
-------------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                    20,091         67,526

Net Assets
Increase (decrease) during period                       3,327         57,685
Beginning of period                                   333,535        275,850

End of period                                      $  336,862    $   333,535

*Share information
 Shares sold                                            4,582         16,744
 Distributions reinvested                                 878          1,477
 Shares redeemed                                       (3,610)       (12,318)
-------------------------------------------------------------------------------
 Increase (decrease) in shares outstanding              1,850          5,903

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY FUNDS
---------------------------------
Unaudited                                                     November 30, 1999

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The U.S. Treasury Money Fund (the Money Fund), and the U.S. Treasury Intermediate Fund (the Intermediate Fund), the U.S. Treasury Long-Term Fund (the Long Term Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Except for securities held by the Money Fund, securities are valued based upon market quotations. When market quotations are not readily available, these securities are valued at a representative bid price or yield equivalent as quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce each fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

*******************************************************************************

                                                  Intermediate        Long-Term
                                                  Fund                Fund
                                                  ------------        ---------
U.S. GOVERNMENT SECURITIES
     Purchases                                   $ 47,629,000     $  34,133,000
     Sales                                         48,780,000        14,572,000

*******************************************************************************

     Purchases and sales of U.S. Government securities, other than short-term securities, for the six months ended November 30, 1999, were as follows:

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At November 30, 1999, the costs of investments for the Money, Intermediate, and Long-Term Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $904,064,000, $259,508,000, and $347,775,000, respectively. For the Money Fund, amortized cost is equivalent to value. For the Intermediate and Long-Term Funds, net unrealized loss on investments was as follows:

*******************************************************************************

                                                  Intermediate        Long-Term
                                                  Fund                Fund
                                                  ------------        ---------
Appreciated investments                          $   141,000      $   3,225,000
Depreciated investments                           (8,211,000)       (17,139,000)
Net unrealized loss                              $(8,070,000)     $ (13,914,000)

*******************************************************************************

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $237,000, $77,000, and $104,000 were payable at November 30, 1999 by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, each fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $523,000, $218,000 and $141,000, respectively, for the six months ended November 30, 1999, of which $122,000, $45,000 and $31,000, respectively, were payable at period-end.

     Additionally, the Long-Term Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of

     T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 60.4% of the outstanding shares of the Long-Term Fund at November 30, 1999. For the six months then ended, the Long-Term Fund was allocated $230,000 of Spectrum expenses, $22,000 of which was payable at period-end. The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate and Long-Term Funds for the six months ended November 30, 1999, totaled $84,000 and $89,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.       C07-051  11/30/99